UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 3, 2008
                Date of Report (Date of earliest event reported)

                                 GTJ REIT, INC.
             (Exact name of registrant as specified in its Charter)


     Maryland                          0001368757                 20-5188065
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

                                444 Merrick Road
                               Lynbrook, NY 11563
               (Address of principal executive offices) (Zip Code)

                                 (516) 881-3535
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Completion of Acquisition or Disposition of Assets.

As  previously  reported  on Form 8-K filed  with the  Securities  and  Exchange
Commission on March 4, 2008, on March 3, 2008, Farm Springs Road LLC, a wholly-owned subsidiary of GTJ REIT, Inc. (the "Registrant") closed on its previously announced acquisition of real property known as 8 Farm Springs Road, Farmington Connecticut (the "Property"). The Property was purchased from Eight Farm Springs Road Associates, LLC (the "Seller"). The total purchase price for the Property was $23,395,000. The acquisition of the Property constitutes a "significant amount of assets" under Item 2.01 of Form 8-K.


Item 9.01   Financial Statements and Exhibits.

     99.1 Certain financial statements of the Seller for the year ended December 31, 2007.

     99.2 Pro-forma Balance Sheet and Income Statement of the Registrant for the year ended December 31, 2007.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008                  GTJ REIT, INC.

                                        By:    /s/ David J. Oplanich
                                           ------------------------------------
                                                  David J. Oplanich
                                                  Chief Financial Officer